SUPPLEMENT DATED SEPTEMBER 24, 2025

TO THE SUMMARY PROSPECTUS

DATED AUGUST 31, 2025

AS AMENDED TO DATE

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Total Return Bond Fund

(the “Fund”)

This supplement provides additional information to the Fund’s Summary Prospectus dated August 31, 2025 and should be read in conjunction with such Summary Prospectus.

Portfolio Manager Changes to the Morningstar Total Return Bond Fund

i.

To reflect the addition of Russell J. Brownback, Siddharth Mehta and Sam Summers as Portfolio Managers of the Fund and the removal of David R. Rogal as a Portfolio Manager of the Fund, the BlackRock Financial Management, Inc. section of the table following the “Fund Management – Subadvisers and Portfolio Managers” heading in the Summary Prospectus for the Fund is removed and replaced with the following:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
BlackRock Financial Management, Inc.
Richard M. Rieder	Global Chief Investment Officer, Managing Director, and Portfolio Manager	Since Inception (November 2018)
Chi Chen	Managing Director and Portfolio Manager	August 2024
Russell J. Brownback	Head of Global Macro Positioning for Fixed-Income, Managing Director and Portfolio Manager	September 2025
Siddharth Mehta	Head of Customized Core and Core Plus, Managing Director and Portfolio Manager	September 2025
Sam Summers	Portfolio Manager	September 2025

Please retain this supplement for future reference.